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                                                                    Exhibit 23.1
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                        CONSENT OF INDEPENDENT AUDITORS
                        -------------------------------

We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of Electric Fuel Corporation of our report dated February 26, 1999 relating to the financial statements for the three-year period ended December 31, 1998, which report appears in the December 31, 1998 Annual Report on Form 10-K of Electric Fuel Corporation.


                                     /s/ Kesselman & Kesselman
                                     ------------------------------------------
                                     Kesselman & Kesselman
                                     Certified Public Accountants (Israel)


Jerusalem, Israel
October 25, 2000